UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 9, 2019
____________________

NEW FRONTIER CORPORATION

(Exact name of registrant as specified in its charter)

____________________

Cayman Islands	001-38562	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

23rd Floor, 299 QRC

287-299 Queen’s Road Central

Hong Kong

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: 852-6491-9230

Not Applicable
(Former name or former address, if changed since last report)

___________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share and one-half of one warrant	NFC.U	New York Stock Exchange
Class A Ordinary Shares, $0.0001 par value	NFC	New York Stock Exchange
Warrants, each exercisable for one Class A ordinary share	NFC WS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.

Furnished as Exhibit 99.1 hereto is an investor presentation that will be used by New Frontier Corp. (the “Company” or “NFC”), in connection with its previously announced business combination (the “Business Combination”) with Healthy Harmony Holdings, L.P. (“Healthy Harmony”) and Healthy Harmony GP, Inc. (“HH GP”). Healthy Harmony operates its business under the brand name “United Family Healthcare” and, together with HH GP, is referred to herein as “UFH.”

The information in this Item 7.01, including Exhibit 99.1, is furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to liabilities under that section, and shall not be deemed to be incorporated by reference into the filings of NFC under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filings. This Current Report on Form 8-K will not be deemed an admission as to the materiality of any information of the information in this Item 7.01, including Exhibit 99.1.

Important Information About the Business Combination and Where to Find It

In connection with the proposed Business Combination, NFC intends to file a preliminary proxy statement with the U.S. Securities and Exchange Commission (the “SEC”). NFC’s shareholders and other interested persons are advised to read, when available, the preliminary proxy statement and the amendments thereto and the definitive proxy statement and documents incorporated by reference therein filed in connection with the Business Combination, as these materials will contain important information about the Company, UFH and the Business Combination. When available, the definitive proxy statement and other relevant materials for the Business Combination will be mailed to shareholders of NFC as of a record date to be established for voting on the Business Combination. Shareholders will also be able to obtain copies of the preliminary proxy statement, the definitive proxy statement and other documents filed with the SEC that will be incorporated by reference therein, without charge, once available, at the SEC’s web site at www.sec.gov, or by directing a request to: New Frontier Corporation, 23rd Floor, 299 QRC, 287-299 Queen’s Road Central, Hong Kong, Attention: Secretary, telephone: 852-3703-3251.

Participants in the Solicitation

NFC and its directors and executive officers may be deemed participants in the solicitation of proxies from NFC’s shareholders with respect to the Business Combination. A list of the names of those directors and executive officers and a description of their interests in NFC is contained in NFC’s Annual Report on Form 10-K for the fiscal year ended December 31, 2018, which was filed with the SEC and is available free of charge at the SEC’s web site at www.sec.gov, or by directing a request to New Frontier Corporation, 23rd Floor, 299 QRC, 287-299 Queen’s Road Central, Hong Kong, Attention: Secretary, telephone: 852-3703-3251. Additional information regarding the interests of such participants will be contained in the proxy statement for the Business Combination when available.

UFH and its directors and executive officers may also be deemed to be participants in the solicitation of proxies from the shareholders of NFC in connection with the Business Combination. A list of the names of such directors and executive officers and information regarding their interests in the Business Combination will be included in the proxy statement for the Business Combination when available.

Forward-Looking Statements

This Current Report on Form 8-K includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. NFC’s and UFH’s actual results may differ from their expectations, estimates and projections and consequently, you should not rely on these forward looking statements as predictions of future events. Words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believes,” “predicts,” “potential,” “continue,” and similar expressions are intended to identify such forward-looking statements. These forward-looking statements include, without limitation, NFC’s and UFH’s expectations with respect to future performance and anticipated financial impacts of the Business Combination, the satisfaction of the closing conditions to the Business Combination and the timing of the completion of the Business Combination. These forward-looking statements involve significant risks and uncertainties that could cause the actual results to differ materially from the expected results. Most of these factors are outside NFC’s and UFH’s control and are difficult to predict. Factors that may cause such differences include, but are not limited to: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the Transaction Agreement or could otherwise cause the Business Combination to fail to close; (2) the outcome of any legal proceedings that may be instituted against NFC or UFH following the announcement of the Transaction Agreement and the Business Combination; (3) the inability to complete the Business Combination, including due to failure to obtain approval of the shareholders of NFC or other conditions to closing in the Transaction Agreement; (4) delays in obtaining or the inability to obtain necessary regulatory approvals (including approval from healthcare regulators) required to complete the Business Combination; (5) the receipt of an unsolicited offer from another party for an alternative business transaction that could interfere with the Business Combination; (6) the inability to obtain the listing of the ordinary shares of the post-acquisition company on The New York Stock Exchange or any alternative national securities exchange following the Business Combination; (7) the risk that the announcement and consummation of the Business Combination disrupts current plans and operations; (8) the ability to recognize the anticipated benefits of the Business Combination, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth profitably and retain its key employees; (9) costs related to the Business Combination; (10) changes in applicable laws or regulations; (11) the possibility that UFH or the post-Business Combination company may be adversely affected by other economic, business, and/or competitive factors; and (12) other risks and uncertainties indicated from time to time in the proxy statement relating to the Business Combination, including those under “Risk Factors” therein, and in NFC’s other filings with the SEC. NFC cautions that the foregoing list of factors is not exclusive. NFC cautions readers not to place undue reliance upon any forward-looking statements, which speak only as of the date made. NFC does not undertake or accept any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements to reflect any change in its expectations or any change in events, conditions or circumstances on which any such statement is based.

No Offer or Solicitation

This Current Report on Form 8-K shall not constitute a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the Business Combination. This Current Report on Form 8-K shall also not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of section 10 of the Securities Act, or an exemption therefrom.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Investor Presentation.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEW FRONTIER CORPORATION

	By:	/s/ Carl Wu
Name: Carl Wu
Title: Chief Executive Officer

Dated: September 9, 2019